Exhibit 10.4

                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made and entered into as of November 7, 2003 by and between BROOKHAVEN (NASHUA), LLC, a Delaware limited liability company, successor in interest to Executive Tower Limited Partnership, a New Hampshire limited partnership (the "Landlord"), and CRITICAL CARE SYSTEMS, INC., a Delaware corporation (the "Tenant").

                                    RECITALS

      A. Tenant and Executive Tower Limited Partnership entered into a Lease Agreement dated August 4, 1996 for certain premises located at 61 Spit Brook Road, Nashua, New Hampshire 03060.

      B. By instrument dated June 4, 2001, Landlord (Executive Tower Limited Partnership' successor in interest) and Tenant entered into an Amendment To Lease whereby Tenant acquired suite 501-502 at 61 Spit Brook Road.

      C. The parties subsequently entered into a Second Amendment To Lease whereby Tenant acquired suite 500 at 61 Spit Brook Road. (The August 4, 1996 Lease Agreement, June 4, 2001 Amendment To Lease and Second Amendment To Lease shall collectively be referred to herein as the "Lease.")

      D. Landlord and Tenant desire to amend the Lease on the terms set forth herein in order to reflect (i) the expansion of Tenant into Suite 503-504, which space currently is occupied by Cypress Semiconductor Corporation (the "Expansion Premises"), and (ii) other matters as set forth in this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, for the consideration provided for below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Defined Terms. Unless otherwise defined herein, all terms with initial capital letters shall have the same meaning ascribed to such terms in the Lease.

2. Continuing Effect of Lease. Except as expressly modified hereby, all other terms and conditions of the Lease shall continue in full force and effect.

3. Landlord. Tenant acknowledges that the Landlord's Address for Notices by hand-delivery or Courier is:

      Lend Lease Real Estate Investments, Inc.
      Attn. John Carrick
      909 Third Avenue
      8th Floor
      New York, NY  10022

            with a copy to:

      Cushman & Wakefield
      ATTN:  Portfolio Manager
      125 Summer Street, 15th Floor
      Boston, MA  02110

      and Landlord's address for mail is:

      Lend Lease Real Estate Investments, Inc.
      Attn. John Carrick
      909 Third Avenue
      8th Floor
      New York, NY  10022

            with a copy to:

      Cushman & Wakefield
      ATTN:  Portfolio Manager
      125 Summer Street, 15th Floor
      Boston, MA  02110

      Landlord's payment address is:

      Bank of America
      Lend Lease AAF
      Brookhaven (Nashua), LLC
      P.O. Box 100702
      Atlanta, GA  30384-0702

4. Relocation of Cypress Semiconductor Corporation. The parties acknowledge Cypress Semiconductor Corporation ("Cypress") currently occupies the Expansion Premises and needs to be relocated to other space within the Building. After the Amendment Commencement Date, Tenant shall pay fifty percent (50%) of all costs incurred by Landlord in relocating Cypress up to $55,000. Tenant shall pay Landlord within fifteen (15) days of invoice. The invoice shall be accompanied by third party invoices and other documents evidencing the amount due. If Tenant fails to pay all or a portion of said sum when due, the unpaid invoiced amount shall be considered "Rent" under the Lease and Landlord shall have all rights as set forth in the Lease.

5. Amendments. From and after the date on which Cypress vacates the Expansion Premises (the "Amendment Commencement Date"), the following provisions of the Lease are amended as follows:

      A. The definition of "Term" in paragraph 2(i) shall be extended to November 30, 2006.

      B. The final Lease Year (as set forth and defined in paragraph 7 of the Second Amendment To Lease) shall end on November 30, 2006.

      C. Tenant may install a sign on the outside of the Building in a location and of a design and appearance that is agreed to in writing by Landlord and Tenant. The sign must comply with all applicable laws, rules, regulations and ordinances.

6. Expansion Premises. As to the Expansion Premises only, after the Amendment Commencement Date, all provisions of the Lease (including the amendments set forth in paragraph 5, above) shall apply with the exception of the following:

      A.    Definitions.

            2(b) The "Premises" shall mean Suite 503-504 located within the Building as outlined on the plan attached hereto as Exhibit B.

            2(d) "Tenant's Rentable Square Feet" shall be 4,466 square feet of floor area.

            2(f) "Tenant's Proportionate Share" shall be 7.61%, which is the percentage obtained by dividing (i) Tenant's Rentable Square Feet by (ii) the total Rentable Square Feet in the Building.

            2(j) "Base Rent" shall be $80,388.00 for the one (1) year period commencing on the Amendment Commencement Date payable in equal monthly installments of $6,699.00, $84,854.00 for the one (1) year period commencing on the one year anniversary of the Amendment Commencement Date payable in equal monthly installments of $7,071.17, and $87,087.00 for the remainder of the Term of the Lease payable in equal monthly installments of $7,257.25.

            2(t) "Tenant's Electricity Share" shall mean 34.80%, which is the percentage obtained by dividing (i) Tenant's Rentable Square Feet by (ii) the total rentable square feet of floor area on the fifth floor of the Building.

      B. Exhibit B. Exhibit B ("Outline of Space") is deleted and replaced with the Exhibit B attached hereto.

      C. Commencement Date of Rent Payments. Notwithstanding any provision of the Lease to the contrary, Tenant shall commence paying Rent on January 15th, 2004.

      IN WITNESS WHEREOF the parties have executed this Third Amendment to Lease as of the day and year first above written.

                                       LANDLORD:

                                       BROOKHAVEN (NASHUA), LLC, a
                                       Delaware limited liability company,
                                       successor in interest to Executive Tower
                                       Limited Partnership

                                       By: Lend Lease Real Estate Investments,
                                       Inc., a Delaware corporation, its manager


                                       By: /s/ John M. Carrick
-------------------------------            -------------------------------------
Witness                                Print Name:  John M. Carrick
                                                    ----------------------------
                                       Print Title: Vice President
                                                    ----------------------------
                                       Duly Authorized

                                       CRITICAL CARE SYSTEMS, INC.,
                                       a Delaware corporation


                                       By: /s/ Thomas McAndrews
-------------------------------            -------------------------------------
Witness                                Print Name:  Thomas McAndrews
                                                    ----------------------------
                                       Print Title: VP & Controller
                                                    ----------------------------
                                       Duly Authorized

                                    Exhibit B
                               Outline of Premises
                             ("Expansion Premises")

                     [Floor Plan of Additional Leased Space]

                   TERMINATION OF TEMPORARY LICENSE AGREEMENT

In consideration of (i) all personal property being removed from Suite 201, 61 Spit Brook Road, Nashua, New Hampshire no later than December 31, 2003, time being of the essence, and (ii) Suite 201 being in "broom clean condition" no later than December 31, 2003, time being of the essence, Brookhaven (Nashua), LLC agrees to waive all payments due under that certain Temporary License Agreement for Suite 201 dated February 24, 2003.

November 7, 2003

                                        Brookhaven (Nashua), LLC

                                        By:    /s/ John M. Carrick
                                               ---------------------------------
                                        Name:  John M. Carrick
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        Critical Care Systems, Inc.


                                        By:    /s/ Thomas McAndrews
                                               ---------------------------------
                                        Name:  Thomas McAndrews
                                               ---------------------------------
                                        Title: VP & Controller
                                               ---------------------------------